THE GABELLI ASSET FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2000

                         [GRAPHIC OF FOUR STARS OMITTED]

        MORNINGSTAR RATED[TRADE MARK] GABELLI ASSET FUND 4 STARS OVERALL
             AND FOR THE THREE-YEAR PERIOD ENDED 09/30/00 AMONG 3876
              DOMESTIC EQUITY FUNDS, AND FOR THE FIVE AND TEN-YEAR
                             PERIODS ENDED 09/30/00
             AMONG 2419 AND 796 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      Declining market interest rates (bond yields), a quiescent Federal Reserve, and reasonable second quarter earnings spawned a late summer rally, temporarily putting the Standard & Poor's 500 and Nasdaq Composite Indices into positive performance territory for the year. However, stocks retreated in September as higher oil prices, the plummeting Euro, and third quarter earnings jitters eroded investor confidence. The Dow Jones Industrial Average ("DJIA") managed a slight gain for the third quarter, but the S&P 500 and Nasdaq Composite Indices closed with losses.

      Buoyed by deals for a handful of portfolio companies, a strong rebound in aerospace stocks, and generally positive performance from our utility holdings, the Gabelli Asset Fund was essentially unchanged for the quarter.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2000, The Gabelli Asset Fund's (the "Fund") net asset value fell 0.10%. The Standard & Poor's ("S&P") 500 Index and the Nasdaq Composite Index declined 0.97% and 7.35%, respectively, while the Value Line Composite and Russell 2000 Indices rose 6.40% and 1.11%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 13.35% over the trailing twelve-month period. The S&P 500, Nasdaq Composite, Value Line Composite and Russell 2000
Indices rose 13.27%, 33.99%, 17.59% and 23.39%, respectively, over the same twelve-month period.

      For the ten-year period ended September 30, 2000, the Fund's total return averaged 17.69% annually versus average annual returns of 19.42%, 26.67%, 17.45% and 16.93% for the S&P 500, Nasdaq Composite, Value Line Composite and Russell 2000 Indices, respectively. Since inception on March 3, 1986 through September 30, 2000, the Fund had a cumulative total return of 874.55%, which equates to an average annual total return of 16.89%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)
---------------------------------------------------------------------------------------

                                                       Quarter
                                  -----------------------------------------------------
                                    1st        2nd        3rd        4th       Year
                                    ---        ---        ---        ---       ----
2000:  Net Asset Value            $40.93     $40.18      $40.14      --         --
       Total Return .........       0.2%      (1.8)%      (0.1)%     --         --
---------------------------------------------------------------------------------------
1999:  Net Asset Value            $37.18     $41.38      $39.52     $40.84    $40.84
       Total Return .........       4.8%      11.3%       (4.5)%     15.3%     28.5%
---------------------------------------------------------------------------------------
1998:  Net Asset Value            $36.00     $36.41      $31.24     $35.47    $35.47
       Total Return .........      13.0%       1.1%      (14.2)%     18.2%     15.9%
---------------------------------------------------------------------------------------
1997:  Net Asset Value            $27.00     $31.45      $34.99     $31.85    $31.85
       Total Return .........       2.2%      16.5%       11.3%       4.3%     38.1%
---------------------------------------------------------------------------------------
1996:  Net Asset Value            $27.44     $28.09      $27.92     $26.42    $26.42
       Total Return .........       6.6%       2.4%       (0.6)%      4.5%     13.4%
---------------------------------------------------------------------------------------
1995:  Net Asset Value            $23.84     $25.10      $26.76     $25.75    $25.75
       Total Return .........       7.3%       5.3%        6.6%       3.7%     24.9%
---------------------------------------------------------------------------------------
1994:  Net Asset Value            $22.63     $22.36      $23.56     $22.21    $22.21
       Total Return .........      (2.9)%     (1.2)%       5.4%     (1.2)%     (0.1)%
---------------------------------------------------------------------------------------
1993:  Net Asset Value            $21.10     $22.10      $23.63     $23.30    $23.30
       Total Return .........       6.1%       4.7%        6.9%       2.5%     21.8%
---------------------------------------------------------------------------------------
1992:  Net Asset Value            $19.04     $18.91      $19.02     $19.88    $19.88
       Total Return .........       6.0%      (0.7)%       0.6%       8.5%     14.9%
---------------------------------------------------------------------------------------
1991:  Net Asset Value            $17.36     $17.36      $17.90     $17.96    $17.96
       Total Return .........      11.1%       0.0%        3.1%       3.2%     18.1%
---------------------------------------------------------------------------------------
1990:  Net Asset Value            $16.48     $16.81      $15.21     $15.63    $15.63
       Total Return .........      (4.5)%      2.0%       (9.5)%      7.8%     (5.0)%
---------------------------------------------------------------------------------------
1989:  Net Asset Value            $16.46     $18.01      $18.73     $17.26    $17.26
       Total Return .........      12.0%       9.4%        4.0%     (1.0)%     26.2%
---------------------------------------------------------------------------------------
1988:  Net Asset Value            $13.49     $14.62      $14.94     $14.69    $14.69
       Total Return .........      14.4%       8.4%        2.2%       3.5%     31.1%
---------------------------------------------------------------------------------------
1987:  Net Asset Value            $12.97     $13.93      $14.66     $12.61    $12.61
       Total Return .........      19.6%       7.4%        5.2%     (14.0)%    16.2%
---------------------------------------------------------------------------------------
1986:  Net Asset Value            $10.44     $11.21      $11.29     $11.28    $11.28
       Total Return .........       4.4%(b)    7.4%        0.7%      (0.1)%    12.8%(b)
---------------------------------------------------------------------------------------

----------------------------------------------------------
      Average Annual Returns - September 30, 2000 (a)
      -----------------------------------------------
  1 Year .......................................    13.35%
  5 Year .......................................    18.90%
  10 Year ......................................    17.69%
  Life of Fund (b) .............................    16.89%
----------------------------------------------------------

                    Dividend History
------------------------------------------------------
Payment (ex) Date   Rate Per Share  Reinvestment Price
December 27, 1999       $4.630           $39.92
December 28, 1998       $1.419           $34.60
December 30, 1997       $4.610           $31.73
December 31, 1996       $2.770           $26.42
December 29, 1995       $2.000           $25.75
December 30, 1994       $1.056           $22.21
December 31, 1993       $0.921           $23.30
December 31, 1992       $0.755           $19.88
December 31, 1991       $0.505           $17.96
December 31, 1990       $0.770           $15.63
December 29, 1989       $1.278           $17.26
December 30, 1988       $0.775           $14.69
January 4, 1988         $0.834           $12.07
March 9, 1987           $0.505           $12.71

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.
--------------------------------------------------------------------------------
                                        2

COMMENTARY

THE FIVE E'S

      In the third quarter of 2000, investors focused on the five E's--Energy, the Euro, the Economy, Earnings, and the Election. We will share our perspective on the five E's and offer an opinion on how they may impact the market going forward.

                                                       [PYRAMID GRAPHIC OMITTED]

                                                        PYRAMID TEXT AS FOLLOWS:
                                                        EPS
                                                        PMV
                                                        MANAGEMENT
                                                        CASH FLOW
                                                        RESEARCH



ENERGY

      The price of oil hit a ten-year high in the third quarter. Gasoline prices exceeded $2.00 per gallon in many areas of the country this summer and home heating costs are expected to rise by 50% this winter. Rising oil prices have already sparked demonstrations in Europe and energy has become a political issue in the U.S. as well. Although OPEC has increased production and is publicly targeting a $25 to $28 per barrel price, global inventories are still tight and the price of oil remains well over $30 per barrel. The U.S. is attempting to influence the world energy market by dipping into its strategic oil reserves. However, this is not likely to have a meaningful near term impact on oil prices. Treasury Secretary Lawrence Summers recently characterized high oil prices as "the biggest cloud in the relatively blue sky" of a fundamentally sound global economy. We agree.

      We do not anticipate a repeat of the 1973-74 oil shock, which sent the global economy into recession and sparked the last great bear market in stocks. After the Gulf War, we doubt Middle East oil producers, particularly the Saudi's, would risk alienating their protectors. Only in our worst nightmares do we consider the impact that $50 per barrel of oil would have on today's equity markets. Our best guess is that oil prices will decline from their peaks, but remain high enough to keep pressure on global economies.

THE EURO

[GRAPHIC OMITTED]

                              EURO VS. U.S. DOLLAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          1999    2000
         ------  ------
Jan      1.1874  1.0155
         1.1761  1.0309
         1.1637  1.0335
         1.1675  1.0324
         1.1556  1.0294
         1.1535  1.0252
         1.1555  1.0322
         1.1698  1.0281
         1.1687  1.0270
         1.1592  1.0128
         1.1603  1.0121
         1.1604  1.0115
         1.1574  1.0133
         1.1578  1.0100
         1.1583  1.0019
         1.1568  1.0041
         1.1575  1.0011
         1.1478  0.9890
         1.1393  0.9765
         1.1374  0.9757
Feb      1.1303  0.9731
         1.1328  0.9768
         1.1338  0.9887
         1.1308  0.9760
         1.1283  0.9783
         1.1297  0.9862
         1.1303  0.9914
         1.1330  0.9865
         1.1303  0.9847
         1.1283  0.9783
         1.1247  0.9834
         1.1191  0.9842
         1.1231  0.9863
         1.1223  0.9850
         1.1072  1.0060
         1.1037  1.0017
         1.0994  0.9931
         1.0975  0.9763
         1.1069  0.9669
         1.0993  0.9643
         1.0891  0.9700
Mar      1.0929  0.9619
         1.0887  0.9618
         1.0825  0.9603
         1.0843  0.9560
         1.0901  0.9576
         1.0873  0.9684
         1.0961  0.9659
         1.0917  0.9648
         1.0948  0.9644
         1.0930  0.9696
         1.0916  0.9710
         1.1017  0.9694
         1.0993  0.9710
         1.0925  0.9703
         1.0918  0.9608
         1.0919  0.9691
         1.0924  0.9724
         1.0872  0.9645
         1.0745  0.9614
         1.0718  0.9524
         1.0734  0.9594
         1.0809  0.9574
         1.0780  0.9560
Apr      1.0707  0.9588
         1.0842  0.9647
         1.0785  0.9580
         1.0842  0.9590
         1.0785  0.9588
         1.0843  0.9591
         1.0780  0.9551
         1.0780  0.9524
         1.0718  0.9564
         1.0690  0.9550
         1.0610  0.9477
         1.0631  0.9369
         1.0614  0.9376
         1.0599  0.9379
         1.0633  0.9396
         1.0590  0.9265
         1.0649  0.9217
         1.0618  0.9083
         1.0597  0.9089
         1.0566  0.9120
         1.0570  0.9068
         1.0594  0.8891
May      1.0725  0.8907
         1.0779  0.8953
         1.0785  0.8950
         1.0790  0.9023
         1.0723  0.9097
         1.0667  0.9021
         1.0624  0.9080
         1.0652  0.9138
         1.0672  0.9053
         1.0672  0.8921
         1.0643  0.8952
         1.0632  0.8946
         1.0575  0.9036
         1.0589  0.9032
         1.0469  0.9096
         1.0439  0.9072
         1.0426  0.9310
         1.0436  0.9314
         1.0446  0.9328
         1.0360  0.9307
         1.0347  0.9432
         1.0330  0.9471
Jun      1.0298  0.9570
         1.0442  0.9600
         1.0451  0.9548
         1.0479  0.9526
         1.0519  0.9544
         1.0418  0.9619
         1.0420  0.9590
         1.0303  0.9530
         1.0329  0.9648
         1.0368  0.9622
         1.0324  0.9557
         1.0322  0.9455
         1.0320  0.9398
         1.0371  0.9358
         1.0443  0.9382
         1.0372  0.9444
         1.0339  0.9444
         1.0300  0.9515
         1.0248  0.9545
         1.0224  0.9526
         1.0252  0.9548
         1.0221  0.9527
Jul      1.0200  0.9484
         1.0187  0.9521
         1.0138  0.9497
         1.0179  0.9401
         1.0216  0.9339
         1.0221  0.9374
         1.0204  0.9351
         1.0204  0.9322
         1.0418  0.9237
         1.0526  0.9292
         1.0509  0.9343
         1.0501  0.9314
         1.0653  0.9391
         1.0628  0.9413
         1.0645  0.9331
         1.0716  0.9246
         1.0696  0.9266
         1.0680  0.9228
         1.0769  0.9137
         1.0794  0.9042
         1.0771  0.9075
         1.0712  0.9105
Aug      1.0752  0.9019
         1.0664  0.8991
         1.0635  0.9077
         1.0570  0.9046
         1.0559  0.9037
         1.0524  0.9135
         1.0508  0.9143
         1.0644  0.9152
         1.0655  0.9068
         1.0553  0.9027
         1.0502  0.8965
         1.0468  0.8967
         1.0440  0.9028
         1.0464  0.9024
         1.0449  0.9002
         1.0581  0.8966
         1.0583  0.8924
         1.0691  0.8878
         1.0607  0.8993
         1.0582  0.8876
         1.0591  0.8702
         1.0541  0.8740
Sep      1.0401  0.8664
         1.0401  0.8624
         1.0404  0.8596
         1.0388  0.8640
         1.0417  0.8617
         1.0401  0.8572
         1.0409  0.8527
         1.0462  0.8514
         1.0503  0.8463
         1.0416  0.8559
         1.0469  0.8794
         1.0432  0.8738
         1.0513  0.8813
         1.0616  0.8807
         1.0642  0.8830
         1.0717  0.8842
         1.0704  0.8788
         1.0692  0.8745
         1.0703  0.8727
         1.0722  0.8691
         1.0633  0.8686
Oct      1.0737  0.8682
         1.0761  0.8716
         1.0803  0.8644
         1.0888  0.8567
         1.0864  0.8491
         1.0833  0.8509
         1.0764  0.8391
         1.0808  0.8412
         1.0679  0.8406
         1.0668  0.8364
         1.0578  0.8365
         1.0533  0.8274
         1.0519  0.8273
         1.0519  0.8408
         1.0495  0.8433
         1.0507  0.8485
         1.0487  0.8588
         1.0439  0.8579
         1.0402  0.8619
         1.0362  0.8585
         1.0402  0.8585
Nov      1.0444  0.8554
         1.0315  0.8574
         1.0316  0.8624
         1.0319  0.8574
         1.0403  0.8571
         1.0306  0.8534
         1.0315  0.8517
         1.0329  0.8487
         1.0262  0.8460
         1.0177  0.8424
         1.0199  0.8401
         1.0138  0.8383
         1.0103  0.8503
         1.0077  0.8545
         1.0068  0.8577
         1.0026  0.8694
         1.0016  0.8768
Dec      1.0253  0.8876
         1.0223  0.8803
         1.0262
         1.0165
         1.0161
         1.0122
         1.0068
         1.0066
         1.0169
         1.0089
         1.0068
         1.0097
         1.0080
         1.0164
         1.0132
         1.0046
         1.0029
         1.0064
         1.0070



      In January 1999, the Euro was introduced with great fanfare. Originally expected to be a strong international currency, the Euro has declined against the Japanese yen and plummeted against the U.S. dollar.

      The plunging Euro presents a threat to the U.S. economy and stock market. Europe is by far the largest market for U.S. exports. As the dollar strengthens against the Euro, our exports become more expensive for European and other global consumers. Conversely, European imports become cheaper for American consumers as well as Latin American and Asian purchasers. This is making the already troublesome balance of trade deficit even more problematic for the U.S. Eventually, the dollar will have to be contained. While this will help on the balance of trade front, it may have the adverse affect of reducing foreign investment in U.S. capital markets. This is a long-term quandary without any easy solutions.

      A secondary effect of the weak Euro--but one with a more immediate impact on U.S. stocks--is that the earnings for U.S. multi-national companies that do a significant amount of business in Europe are being penalized significantly as Euro denominated revenues and profits are translated back into dollars for reporting purposes. This results in earnings shortfalls for some of the U.S. market's "bellwether" stocks.

THE ECONOMY

      Prior to the rapid increase in oil prices and the collapse of the Euro, the global economic picture looked relatively bright. Asia had recovered, Europe was gaining momentum, and after six Federal Reserve interest rate hikes, the U.S. economy appeared headed for a soft landing. Now, this comfortable economic scenario is threatened. Will we have a "hard landing?"

EARNINGS

      The potential for slower economic growth in the U.S. has investors questioning whether third and fourth quarter corporate 2000 earnings will meet what may now be optimistic expectations.

      Relatively high equity valuations do not leave much room for earnings disappointments. The most richly valued sectors of the market (technology in particular) are well above Benjamin Graham's "safety net". To wit, technology bellwether Intel lost approximately 20% of its market value in after hours trading following its announcement that third quarter revenues and earnings would fall modestly short of consensus Wall Street expectations. After a sharp decline on the opening bell the next day, stocks rebounded and ended the day mixed. We question whether stocks will continue to be so resilient if we see more widespread disappointments during the upcoming 2000 earnings reporting seasons.

THE ELECTION

      After this summer's relatively quiet campaigning, the political rhetoric is heating up as we approach the November election. There are very clear differences in the Republicans' and Democrats' positions on a number of economic issues, in particular, what to do with the growing Federal Government budget surplus. The Republicans favor large tax cuts. The Democrats are advocating using the surplus to continue to reduce government debt and plug some holes in the social safety net. The Republicans tend to view consolidation as an integral part of global economic evolution. The Democrats are concerned that consolidation will reduce competition, leaving consumers vulnerable. The Republicans do not want to interfere in the energy markets. The Democrats are calling for action. As we write, it appears the election is up for grabs, creating even more uncertainty in an already uncertain economic and market environment.

OUR ADVICE

      Our stock selection process is based on a "bottoms up" approach. We review relevant economic and market issues--a list of our current hopes and fears--and offer carefully considered opinions on their short-term investment implications. This is a courtesy to shareholders that want to know what we are thinking. It does not influence our investment strategy. We strive to identify and invest in undervalued companies with favorable long-term business prospects. Over the short term, these stocks will be impacted by broad market trends. Over the long term, they will be judged on their own individual merit. So, our advice to shareholders is simply to be patient and have faith that selected businesses purchased at reasonable prices to intrinsic value will produce long-term rewards.

INVESTMENT SCOREBOARD - THE ENVELOPE PLEASE

      Each quarter, we give out Oscars to the portfolio's top performers. The outstanding performers in the financial services category include Lehman Brothers, which we believe will attract a larger corporate suitor as consolidation in the industry continues, Allstate and First Union. In the aerospace and aerospace component field, the winners are Boeing, Northrop Grumman, Fairchild and Aviall. Utility holdings DPL Inc., AGL Resources, El Paso Electric, and Energy East Corp. enjoyed good reviews this quarter.

      We also recognize each quarter's biggest box office busts. Telecommunications companies such as Sprint, Sprint PCS Group, and Nextel failed at the box office. All were previous portfolio stars, which we believe will be applauded again in the year ahead. Food companies H.J. Heinz and Kellogg and food retailer Albertson's also proved unappetizing to investors this quarter.

TMT

      Technology, media, and telecommunications ("TMT") stocks produced exceptional returns in 1997-99. This year, media and telecommunications stocks languished. This is partially the result of good old-fashioned profit taking in stocks that had delivered spectacular returns and momentum investors were dumping.

      However, there are other factors that have temporarily soured investors on media and telecommunication stocks. Consolidation has slowed as regulators here and abroad are redefining "competitive" standards. European regulators rejected Time Warner's proposed acquisition of European recorded music powerhouse EMI. The WorldCom/Sprint merger was derailed by U.S. regulators. U.S. antitrust authorities are taking a hard look at the Time Warner/AOL deal. These actions have put potential international telecommunications acquirers such as Deutsche Telecom temporarily on hold. Smaller deals without antitrust implications are being completed. However, these smaller deals do not generate the kind of headlines that captivate investors. Is this the start of a global regulatory backlash? We do not think so. Consolidation in these industries makes economic sense in a truly global marketplace.

      The constricted capital markets are also causing disruption. As a result of the "dot.com" stock massacre, the new issue market appears to be closed for the season and venture capital firms have pulled in their horns. Internet start-ups are not the only companies being hurt. Promising young media and telecommunications companies are just not going to be able to survive without being able to tap the equity or venture capital markets for cash infusions. These cash-burn casualties will be absorbed by larger entities at rock-bottom prices, indiscriminately depressing asset values for more worthy competitors. For example, Time Warner Telecom scooped up bankrupt competitive local exchange carrier ("CLEC") GST Telecommunications at a fire sale price. Shortly thereafter, virtually every CLEC stock got shelled.

      Media and telecommunications companies do face serious challenges in the years ahead. Not all will be up to the task. The Internet is the competitive tool of the future, but not all media companies will make a successful transition into the online world. This will be a particularly tough hurdle for print media companies without a well-planned Internet strategy. The long distance telephony market is besieged by cutthroat competition and pricing. This will likely continue for the foreseeable future as margins and earnings are sacrificed on the altar of market share. Technology will bring new entrants and established companies will have to fight vigorously to preserve their franchises.

      All things considered, how do we feel about the media and telecommunications stocks that have rewarded us so generously over the past several years, but performed so poorly in 2000? Just fine thank you. There are going to be winners and losers in these rapidly changing industries. Risk and reward always go hand in hand. Going forward, stock selection remains the key to making money in these dynamic industries. The silver lining in the cloud overhanging the media and telecommunications groups is that we now have more value oriented opportunities to choose from. We believe if we do our analysis, we can identify many of the companies that will prosper while avoiding most of those that will fail. A solid stock picking batting average in these groups should produce attractive long-term returns.

A MEDIA BASTILLE DAY?

      In recent years, regulatory barricades in the media industry have been coming down. Television and radio station cross-ownership barriers have fallen and broadcast companies have been allowed to substantially expand their national footprints. But, there are still walls preventing media companies from realizing their full potential. Media companies are not permitted to own television stations and newspapers in the same market. Broadcasters and cable television companies still have onerous and unnecessary restrictions on the number of customers they can service. We believe as the Internet Age unfolds--making information and entertainment instantly available to an increasing percentage of the American public--media companies will be liberated from largely unnecessary restrictions. Federal Communications Commission ("FCC") Chairman William Kennard is retiring after the election. The new FCC boss, whether a Democrat or a Republican, may promote more market oriented regulation. Eventually, common sense and economic realities will rise above politics, and media companies will be unshackled. Our portfolio is well positioned to celebrate a Bastille Day for the media industry. Content will again be King--just as Cash is again King.

SPECTRUM

      America is well behind the rest of the developed world in building state-of-the-art wireless communications systems. One of the reasons is that the FCC has kept tight control over the transmission spectrum needed to fully develop wireless networks. Broadcasters have been allocated large chunks of spectrum to be used to deliver high definition television ("HDTV"). It now appears that the demand for HDTV will fall well short of previous expectations. Currently, there is a debate over whether the FCC should retake control of this spectrum or allow broadcasters to sell it on the open market. We think the latter option makes more sense. This is a win/win situation. Broadcasters could make a bundle by auctioning off spectrum and wireless communications companies would be able to acquire the spectrum they need to further develop their systems.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BESTFOODS  INC.  (BFO - $72.75 - NYSE)  agreed to a sweetened  buyout offer from
Unilever (UN - $48.25 - NYSE) of $73 per share in cash, or $24.3 billion including assumed debt. The merger will create the world's largest food company. The transaction is conditioned on the approvals of BFO and UN shareholders and regulatory approvals, including the European Union and United States antitrust clearance. The deal is not contingent upon financing. It is expected to close in the fourth quarter of 2000. The acquisition adds such well-known brands to UN's portfolio as Entenmann's baked goods and Hellmann's mayonnaise. It will be accretive to UN's cash earnings per share in the first full year of operation, resulting in cost savings of about $750 million annually. The hostile-turned-friendly deal is Unilever's third notable food acquisition in past months, as it recently acquired SlimFast diet foods and Ben & Jerry's ice cream for $2.6 billion.

CARTER-WALLACE INC. (CAR - $24.4375 - NYSE), founded in 1880 as the Carter Medicine Company marketing a single product called Carter Little Liver Pills, now manufactures and sells a diversified line of consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet supplies. Such brands as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. The company also sells certain products exclusively in international markets.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $82.375 - NYSE), through its 80% ownership of BHC Communications (BHC - $157.375 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $147.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, News Corp. (NWS - $56.0625 - NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

DONALDSON, LUFKIN & JENRETTE INC. (DLJ - $89.4375 - NYSE) was acquired by Credit Suisse Group for $13.4 billion in cash and stock on November 2. DLJ shareholders received $90 per share. Credit Suisse paid DLJ's parent, French insurer Axa SA, $8.14 billion in cash and stock. All other shareholders got cash. Credit Suisse has spent about $12 billion the past three years to expand in insurance, money management, and securities. The purchase of DLJ, which generates four-fifths of its profit in the U.S., will strengthen the Credit Suisse First Boston investment bank's telecommunications and junk-bond businesses.

LIBERTY MEDIA GROUP (LMG'A - $18.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

NAVISTAR INTERNATIONAL CORP. (NAV - $29.9375 - NYSE), with world headquarters in Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International[REGISTRATION MARK] brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International[REGISTRATION MARK] brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

SEAGRAM CO. (VO - $57.4375 - NYSE) operates two global businesses: beverages and entertainment. The beverage group's major brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its $10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $21.9375 - Nasdaq). On June 20th, Seagram agreed to merge with French companies Vivendi and Canal Plus, creating a fully integrated global media and communications company for the wired and wireless world.

TELEPHONE & DATA SYSTEMS INC. (TDS - $110.70 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $70.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless (VSTR - $116.0625 - Nasdaq), TDS now owns 35.6 million shares of VSTR valued at over $4.0 billion. VSTR is in the process of being acquired by Deutsche Telecom (DT - $34.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

TIME WARNER INC. (TWX - $78.25 - NYSE) is the global leader in media and entertainment, with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax, and Time magazine. Under the terms of a definitive agreement approved by the boards of both companies, Time Warner and America Online (AOL - $53.75 - NYSE) have agreed to merge in an all-stock combination, creating a global new- media powerhouse for the 21st century.

UNITED TELEVISION INC. (UTVI - $147.00 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $82.375 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $157.375 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On August 14, News Corp. (NWS - $56.0625 - NYSE) announced it would purchase United Television (along with Chris-Craft and BHC) in a deal worth $5.35 billion.

USA NETWORKS INC. (USAI - $21.9375 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

WHITMAN CORP. (WH - $11.5625 - NYSE), through its principal operating company, Pepsi-Cola General Bottlers Inc., manufactures, packages, sells and distributes carbonated and non-carbonated Pepsi-Cola beverages as well as a variety of other non-alcoholic beverages in the United States and Central Europe. Pepsi General serves a significant portion of a ten state region, primarily in the Midwest, with a population of approximately 35 million people. In addition, Pepsi General serves territories in Poland, Hungary, the Czech Republic and the Republic of Slovakia. Pepsi General's three largest brands in terms of volume are Pepsi-Cola, Diet Pepsi and Mountain Dew.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The market has behaved like a swimmer in distress in the third quarter of 2000. Every time stocks struggled to the surface, they were pulled back under the waves. As we write, stocks are sinking under the weight of higher oil prices, the weak Euro, and earnings uncertainties. Moderation in oil prices, a firmer Euro, and solid third quarter earnings would provide a lifeline for stocks. We will not speculate on the near term prospects for the market. We will simply continue to practice our time tested investment strategy of buying quality companies at discount prices. Over the long term, we remain confident this will produce attractive returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ SIGNATURE

                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

November 14, 2000

--------------------------------------------------------------------------
                             TOP TEN HOLDINGS
                            SEPTEMBER 30, 2000
                            ------------------
Liberty Media Group                       Cablevision Systems Corp.
Telephone & Data Systems Inc.             USA Networks Inc.
Viacom Inc.                               United Television Inc.
Chris-Craft Industries Inc.               Bestfoods Inc.
Time Warner Inc.                          Donaldson, Lufkin & Jenrette Inc.

--------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================

                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------

              COMMON STOCKS -- 93.2%
              AEROSPACE -- 1.4%
    150,000   Boeing Co. .............................            $    9,450,000
    200,000   Lockheed Martin Corp. ..................                 6,592,000
    125,000   Northrop Grumman Corp. .................                11,359,375
                                                                  --------------
                                                                      27,401,375
                                                                  --------------
              AGRICULTURE -- 0.3%
     20,000   Agribrands International Inc. ..........                   872,500
    600,000   Archer-Daniels-Midland Co. .............                 5,175,000
     15,000   Delta & Pine Land Co. ..................                   385,312
                                                                  --------------
                                                                       6,432,812
                                                                  --------------
              AUTOMOTIVE -- 0.6%
    155,000   General Motors Corp. ...................                10,075,000
     20,000   Volkswagen AG ..........................                   901,839
                                                                  --------------
                                                                      10,976,839
                                                                  --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.5%
     90,000   ArvinMeritor Inc. ......................                 1,321,875
     50,000   Borg-Warner Automotive Inc. ............                 1,656,250
    235,000   Dana Corp. .............................                 5,052,500
    175,000   Federal-Mogul Corp. ....................                   951,562
    630,000   GenCorp Inc. ...........................                 5,118,750
    500,000   Genuine Parts Co. ......................                 9,531,250
    160,000   Johnson Controls Inc. ..................                 8,510,000
    100,000   Midas Inc. .............................                 1,400,000
    300,000   Modine Manufacturing Co. ...............                 8,451,562
    202,500   Scheib (Earl) Inc.+ ....................                   658,125
    210,000   Standard Motor Products Inc. ...........                 1,680,000
    110,000   Superior Industries International Inc. .                 3,300,000
    300,000   Tenneco Automotive Inc. ................                 1,556,250
    100,000   TransPro Inc. ..........................                   350,000
                                                                  --------------
                                                                       49,538,12
                                                                  --------------
              AVIATION: PARTS AND SERVICES -- 0.6%
     75,000   Aviall Inc.+ ...........................                   482,812
    181,000   Curtiss-Wright Corp. ...................                 8,540,937
     70,000   Fairchild Corp., Cl. A+ ................                   446,250
     60,000   Hi-Shear Industries Inc. ...............                   105,000
     30,000   Kaman Corp., Cl. A .....................                   378,750
     40,000   Precision Castparts Corp. ..............                 1,535,000
                                                                  --------------
                                                                      11,488,749
                                                                  --------------
              BROADCASTING -- 5.8%
     28,000   BHC Communications Inc., Cl. A+ ........                 4,406,500
    560,000   Chris-Craft Industries Inc.+ ...........                46,130,000
     73,786   Chris-Craft Industries Inc., Cl. B+ (a)                  6,078,122
     20,000   Corus Entertainment Inc., Cl. B+ .......                   584,861
    260,000   Granite Broadcasting Corp.+ ............                 1,194,375
     30,000   Gray Communications Systems Inc. .......                   339,375
    200,000   Gray Communications Systems Inc., Cl. B                  2,087,500
     95,000   Grupo Televisa SA, GDR+ ................                 5,480,312
    170,000   Liberty Corp. ..........................                 5,886,250
    120,000   Paxson Communications Corp., Cl. A+ ....                 1,380,000
    400,000   Television Broadcasting Ltd. ...........                 2,400,957




                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------

    247,000   United Television Inc. .................            $   36,309,000
     60,000   Young Broadcasting Inc., Cl. A+ ........                 1,886,250
                                                                  --------------
                                                                     114,163,502
                                                                  --------------
              BUILDING AND CONSTRUCTION -- 0.2%
     80,111   Huttig Building Products Inc.+ .........                   360,499
    175,000   Nortek Inc.+ ...........................                 3,062,500
      4,333   Nortek Inc., Special Common+ (a) .......                    75,827
                                                                  --------------
                                                                       3,498,826
                                                                  --------------
              BUSINESS SERVICES -- 0.5%
    100,000   ANC Rental Corp.+ ......................                   575,000
     60,000   Berlitz International Inc.+ ............                   510,000
    260,000   Cendant Corp.+ .........................                 2,827,500
    105,000   Ecolab Inc. ............................                 3,786,562
     10,000   Imation Corp.+ .........................                   186,250
     66,500   Landauer Inc. ..........................                 1,253,525
    135,000   Nashua Corp.+ ..........................                 1,139,062
                                                                  --------------
                                                                      10,277,899
                                                                  --------------
              CABLE -- 2.5%
    635,000   Cablevision Systems Corp., Cl. A+ ......                42,108,437
     40,000   Comcast Corp., Cl. A ...................                 1,627,500
     40,000   Comcast Corp., Cl. A, Special ..........                 1,637,500
      7,163   NTL Inc.+ ..............................                   331,736
     60,000   Shaw Communications Inc., Cl. B ........                 1,375,753
     80,000   Shaw Communications Inc., Cl. B, Non-Voting+             1,815,000
     32,500   UnitedGlobalCom Inc., Cl. A+ ...........                   975,000
                                                                  --------------
                                                                      49,870,926
                                                                  --------------
              CLOSED END FUNDS -- 0.1%
     84,000   Royce Value Trust Inc. .................                 1,212,750
                                                                  --------------
              COMMUNICATIONS EQUIPMENT -- 0.4%
    305,000   Allen Telecom Inc.+ ....................                 5,165,938
    114,000   Motorola Inc. ..........................                 3,220,500
      4,000   Nortel Networks Corp. ..................                   238,250
                                                                  --------------
                                                                       8,624,688
                                                                  --------------
              COMPUTER HARDWARE -- 0.3%
     43,000   Hewlett-Packard Co. ....................                 4,171,000
    100,000   Xerox Corp. ............................                 1,506,250
                                                                  --------------
                                                                       5,677,250
                                                                  --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
     40,000   Computer Associates International Inc. .                 1,007,500
    100,000   Genuity Inc.+ ..........................                   653,125
      5,000   Global Sources Ltd.+ ...................                   160,625
     24,000   Internet.com Corp.+ ....................                   742,500
                                                                  --------------
                                                                       2,563,750
                                                                  --------------
              CONSUMER PRODUCTS -- 4.9%
     10,000   Avon Products Inc. .....................                   408,750
    700,000   Carter-Wallace Inc. ....................                17,106,250
     11,000   Christian Dior SA ......................                   592,593
    260,000   Church & Dwight Co. Inc. ...............                 4,777,500
     60,000   Department 56 Inc.+ ....................                   791,250
    265,000   Energizer Holdings Inc.+ ...............                 6,492,500

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            -----

              COMMON STOCKS (CONTINUED)
              CONSUMER PRODUCTS (CONTINUED)
    260,000   Fortune Brands Inc. ....................               $ 6,890,000
    330,000   Gallaher Group plc, ADR ................                 7,672,500
    175,000   Gillette Co. ...........................                 5,403,125
     80,000   Harley Davidson Inc. ...................                 3,830,000
     25,000   Maytag Corp. ...........................                   776,562
     65,000   National Presto Industries Inc. ........                 1,945,937
    100,000   Philip Morris Companies Inc. ...........                 2,943,750
     50,000   Procter & Gamble Co. ...................                 3,350,000
  1,030,000   Ralston Purina Group ...................                24,398,125
    395,500   Shaw Industries Inc. ...................                 7,316,750
     41,000   Syratech Corp.+ ........................                   322,875
     15,000   Whirlpool Corp. ........................                   583,125
                                                                     -----------
                                                                      95,601,592
                                                                     -----------
              CONSUMER SERVICES -- 0.3%
     50,000   Ogden Corp. ............................                   678,125
    400,000   Rollins Inc. ...........................                 5,925,000
                                                                     -----------
                                                                       6,603,125
                                                                     -----------
              DIVERSIFIED INDUSTRIAL -- 3.3%
      5,000   Anixter International Inc.+ ............                   145,625
    110,000   Cooper Industries Inc. .................                 3,877,500
    420,000   Crane Co. ..............................                 9,607,500
    100,000   Gardner Denver Machinery Corp.+ ........                 1,625,000
    210,000   GATX Corp. .............................                 8,793,750
      4,000   General Electric Co. ...................                   230,750
    150,000   GenTek Inc. ............................                 2,287,500
    320,000   Honeywell Inc. .........................                11,400,000
    380,000   ITT Industries Inc.+ ...................                12,326,250
    150,000   Katy Industries Inc. ...................                 1,050,000
    305,000   Lamson & Sessions Co.+ .................                 3,621,875
     10,000   MagneTek Inc. ..........................                   106,250
    120,000   Myers Industries Inc. ..................                 1,522,500
    130,000   National Service Industries Inc. .......                 2,543,125
     18,000   Pentair Inc. ...........................                   481,500
    155,000   Thomas Industries Inc. .................                 3,138,750
    200,000   TI Group plc ...........................                 1,064,520
     80,000   Trinity Industries Inc. ................                 1,870,000
                                                                     -----------
                                                                      65,692,395
                                                                     -----------
              ELECTRONICS -- 1.4%
      5,000   Advanced Micro Devices Inc.+ ...........                   118,125
      3,000   Hitachi Ltd., ADR ......................                   342,750
     13,000   Kyocera Corp., ADR .....................                 1,955,687
     15,000   Molex Inc., Cl. A ......................                   621,562
    635,000   Oak Technology Inc.+ ...................                17,383,125
     40,000   Sony Corp., ADR ........................                 4,037,500
    175,000   Thomas & Betts Corp. ...................                 3,051,562
                                                                     -----------
                                                                      27,510,311
                                                                     -----------
              ENERGY AND UTILITIES -- 6.2%
    140,000   AGL Resources Inc. .....................                 2,808,750
    234,000   BP Amoco plc, ADR ......................                12,402,000
     38,000   Brown (Tom) Inc. .......................                   931,000

                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------

     10,000   Burlington Resources Inc. ..............              $    368,125
     30,000   Chevron Corp. ..........................                 2,557,500
    180,000   Columbia Energy Group ..................                12,780,000
    350,000   Conectiv Inc. ..........................                 6,256,250
     50,000   Devon Energy Corp. .....................                 3,007,500
     39,998   DPL Inc. ...............................                 1,189,940
     35,000   E'Town Corp. ...........................                 2,340,625
    200,000   Eastern Enterprises ....................                12,762,500
    240,000   El Paso Electric Co.+ ..................                 3,304,800
     40,000   Energy East Corp. ......................                   905,000
     32,000   EnergyNorth Inc. .......................                 1,942,000
     60,000   EOG Resources Inc. .....................                 2,332,500
    140,000   Exxon Mobil Corp. ......................                12,477,500
    100,000   Florida Progress Corp. .................                 5,293,750
     25,000   Global Marine Inc.+ ....................                   771,875
     50,000   GPU Inc. ...............................                 1,621,875
     40,000   Halliburton Co. ........................                 1,957,500
    125,000   MCN Energy Group Inc. ..................                 3,203,125
    705,500   Niagara Mohawk Holdings Inc. ...........                11,111,625
    100,000   Northeast Utilities ....................                 2,168,750
     50,000   Pennzoil-Quaker State Co.+ .............                   525,000
     12,000   SJW Corp. ..............................                 1,425,000
    325,000   Southwest Gas Corp. ....................                 6,804,687
    165,000   Texaco Inc. ............................                 8,662,500
     11,000   UIL Holdings Corp. .....................                   565,812
                                                                    ------------
                                                                     122,477,489
                                                                    ------------
              ENTERTAINMENT -- 12.5%
     60,000   Disney (Walt) Co. ......................                 2,295,000
     19,406   EMI Group plc ..........................                   154,936
    100,000   EMI Group plc, ADR .....................                 1,601,221
     24,000   Fisher Companies Inc. ..................                 1,728,000
     40,000   Fox Entertainment Group Inc. ...........                 1,060,000
    187,500   GC Companies Inc.+ .....................                   562,500
      4,000   Liberty Livewire Corp., Cl. A+ .........                   123,000
  4,360,000   Liberty Media Group, Cl. A+ ............                78,480,000
     33,000   Metro-Goldwyn-Mayer Inc.+ ..............                   792,000
    300,000   Seagram Co. ............................                17,231,250
     40,000   Six Flags Inc. .........................                   620,000
    658,000   Time Warner Inc. .......................                51,488,500
  1,720,000   USA Networks Inc.+ .....................                37,732,500
    910,000   Viacom Inc., Cl. A+ ....................                53,235,000
                                                                     -----------
                                                                     247,103,907
                                                                     -----------
              ENVIRONMENTAL SERVICES -- 0.6%
     75,000   EnviroSource Inc.+ .....................                    24,750
    300,000   Republic Services Inc.+ ................                 3,937,500
    500,000   Waste Management Inc. ..................                 8,718,750
                                                                     -----------
                                                                      12,681,000
                                                                     -----------
              EQUIPMENT AND SUPPLIES -- 5.5%
    310,000   AMETEK Inc. ............................                 6,568,125
     43,000   Amphenol Corp., Cl. A+ .................                 2,448,312
     72,000   Caterpillar Inc. .......................                 2,430,000
    100,000   CIRCOR International Inc.+ .............                 1,031,250
    125,000   CLARCOR Inc. ...........................                 2,437,500

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------


              COMMON STOCKS (CONTINUED)
              EQUIPMENT AND SUPPLIES (CONTINUED)
    100,000   CTS Corp. ..............................            $    5,062,500
     10,000   Danaher Corp. ..........................                   497,500
    390,000   Deere & Co. ............................                12,967,500
    240,000   Donaldson Co. Inc. .....................                 5,280,000
     60,000   Fedders Corp. ..........................                   232,500
    520,000   Flowserve Corp. ........................                 8,547,500
    170,000   Gerber Scientific Inc. .................                 1,466,250
    462,000   IDEX Corp. .............................                12,907,125
     50,000   Ingersoll-Rand Co. .....................                 1,693,750
     90,000   Lufkin Industries Inc. .................                 1,833,750
     18,000   Manitowoc Co. Inc. .....................                   346,500
     35,000   Met-Pro Corp. ..........................                   354,375
    460,000   Navistar International Corp.+ ..........                13,771,250
     20,000   PACCAR Inc. ............................                   741,250
     93,000   Sequa Corp., Cl. A+ ....................                 3,952,500
    104,000   Sequa Corp., Cl. B+ ....................                 6,188,000
    205,000   SPS Technologies Inc.+ .................                 9,942,500
    330,000   UCAR International Inc.+ ...............                 4,186,875
     30,000   Valmont Industries Inc. ................                   596,250
    320,000   Watts Industries Inc., Cl. A ...........                 3,200,000
    120,000   Weir Group plc .........................                   353,953
                                                                  --------------
                                                                     109,037,015
                                                                  --------------
              FINANCIAL SERVICES-- 6.6%
     28,000   Aegon NV, ADR ..........................                 1,039,500
          1   Al-Zar Ltd.+ (a) .......................                       140
      8,000   Alleghany Corp. ........................                 1,568,000
    125,000   Allstate Corp. .........................                 4,343,750
    192,000   American Express Co. ...................                11,664,000
     60,000   Argonaut Group Inc. ....................                 1,050,000
     28,000   AXA Financial Inc. .....................                 1,426,250
     68,000   Bank One Corp. .........................                 2,626,500
        220   Berkshire Hathaway Inc., Cl. A+ ........                14,168,000
    160,000   Block (H&R) Inc. .......................                 5,930,000
    120,000   Commerzbank AG, ADR ....................                 3,557,941
    150,000   Deutsche Bank AG, ADR ..................                12,442,200
    280,000   Donaldson, Lufkin & Jenrette Inc. ......                25,042,500
     30,000   Dresdner Bank AG, ADR ..................                 1,306,431
    220,000   First Union Corp. ......................                 7,081,250
     19,000   Lehman Brothers Holdings Inc. ..........                 2,807,250
     40,000   Leucadia National Corp. ................                 1,070,000
     85,000   Mellon Financial Corp. .................                 3,941,875
     47,751   Metris Companies Inc. ..................                 1,886,165
    245,000   Midland Co. ............................                 6,492,500
      2,000   MONY Group Inc. ........................                    79,750
     60,000   Paine Webber Group Inc. ................                 4,087,500
    150,000   Pioneer Group Inc.+ ....................                 6,595,313
     30,000   St. Paul Companies Inc. ................                 1,479,375
     43,000   State Street Corp. .....................                 5,590,000
     16,000   Stilwell Financial Inc.+ ...............                   696,000
     20,000   SunTrust Banks Inc. ....................                   996,250
      8,000   Value Line Inc. ........................                   280,625

                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------

     18,000   Waddell & Reed Financial Inc., Cl. A ...            $      558,000
                                                                  --------------
                                                                     129,807,065
                                                                  --------------
              FOOD AND BEVERAGE -- 8.4%
    400,000   Bestfoods Inc. .........................                29,100,000
    223,000   Brown-Forman Corp., Cl. A ..............                12,028,063
     45,000   Coca-Cola Co. ..........................                 2,480,625
     50,000   Coca-Cola Enterprises Inc. .............                   796,875
    250,000   Corn Products International Inc. .......                 5,687,500
    290,000   Diageo plc, ADR ........................                10,240,625
      7,500   Farmer Brothers Co. ....................                 1,350,000
    125,000   Flowers Industries Inc. ................                 2,437,500
    400,000   General Mills Inc. .....................                14,200,000
     20,000   Hain Celestial Group Inc.+ .............                   702,500
    110,000   Heinz (H.J.) Co. .......................                 4,076,875
     75,000   Hershey Foods Corp. ....................                 4,059,375
    185,000   Keebler Foods Co.+ .....................                 7,770,000
    263,000   Kellogg Co. ............................                 6,361,313
    165,000   LVMH Moet Hennessy Louis Vuitton, ADR ..                 2,454,375
    200,000   Nabisco Holdings Corp., Cl. A ..........                10,750,000
    300,000   PepsiAmericas Inc.+ ....................                 1,050,000
    265,000   PepsiCo Inc. ...........................                12,190,000
    150,000   Quaker Oats Co. ........................                11,868,750
    140,000   Ralcorp Holdings Inc.+ .................                 1,977,500
     10,000   Sara Lee Corp. .........................                   203,125
    137,494   Tootsie Roll Industries Inc. ...........                 5,396,640
    800,000   Whitman Corp. ..........................                 9,250,000
    115,000   Wrigley (Wm.) Jr. Co. ..................                 8,610,625
                                                                  --------------
                                                                     165,042,266
                                                                  --------------
              HEALTH CARE -- 2.3%
     25,000   American Home Products Corp. ...........                 1,414,063
     48,000   Amgen Inc.+ ............................                 3,351,750
     36,000   Biogen Inc.+ ...........................                 2,196,000
     90,000   Block Drug Co. Inc., Cl. A .............                 3,881,250
     30,000   Bristol-Myers Squibb Co. ...............                 1,713,750
     40,000   Chiron Corp.+ ..........................                 1,800,000
     10,000   Glaxo Wellcome plc, ADR ................                   604,375
     30,000   Johnson & Johnson ......................                 2,818,125
     16,000   Life Technologies Inc. .................                 1,088,160
    113,000   Merck & Co. Inc. .......................                 8,411,438
    250,000   Pfizer Inc. ............................                11,234,375
     50,000   Pharmacia Corp. ........................                 3,009,375
     10,000   SmithKline Beecham plc, ADR ............                   686,250
     35,000   VISX Inc.+ .............................                   942,813
     70,000   Wesley Jessen VisionCare Inc.+ .........                 2,690,625
    220,000   Women First HealthCare Inc.+ ...........                   110,000
                                                                  --------------
                                                                      45,952,349
                                                                  --------------
              HOTELS AND GAMING -- 1.9%
     80,000   Aztar Corp.+ ...........................                 1,230,000
     92,000   Boca Resorts Inc., Cl. A+ ..............                 1,006,250
    400,000   Gaylord Entertainment Co. ..............                 9,550,000
     30,000   GTECH Holdings Corp.+ ..................                   496,875
     12,000   Harrah's Entertainment Inc. ............                   330,000

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------

              COMMON STOCKS (CONTINUED)
              HOTELS AND GAMING (CONTINUED)
    914,000   Hilton Group plc .......................               $ 2,621,617
    750,000   Hilton Hotels Corp. ....................                 8,671,875
    100,000   Mandalay Resort Group ..................                 2,562,500
    220,000   Park Place Entertainment Corp.+ ........                 3,327,500
    240,000   Starwood Hotels & Resorts Worldwide Inc.                 7,500,000
     60,000   Trump Hotels & Casino Resorts Inc.+ ....                   150,000
                                                                     -----------
                                                                      37,446,617
                                                                     -----------
              METALS AND MINING -- 0.5%
    200,000   Alcoa Inc. .............................                 5,062,500
     40,000   Barrick Gold Corp. .....................                   610,000
    250,000   Echo Bay Mines Ltd.+ ...................                   187,500
     45,000   Homestake Mining Co. ...................                   233,438
    140,000   Newmont Mining Corp. ...................                 2,380,000
     25,000   Placer Dome Inc. .......................                   235,938
    250,000   Royal Oak Mines Inc.+ ..................                     1,625
     80,000   TVX Gold Inc.+ .........................                   130,000
                                                                     -----------
                                                                       8,841,001
                                                                     -----------
              PAPER AND FOREST PRODUCTS -- 1.0%
    220,000   Greif Bros. Corp., Cl. A ...............                 7,315,000
    312,000   St. Joe Co. ............................                 8,658,000
     65,000   Westvaco Corp. .........................                 1,734,688
     50,000   Willamette Industries Inc. .............                 1,400,000
                                                                     -----------
                                                                      19,107,688
                                                                     -----------
              PUBLISHING -- 4.1%
     40,000   Belo (A.H.) Corp., Cl. A ...............                   737,500
     15,000   Dow Jones & Co. Inc. ...................                   907,500
    104,000   Harcourt General Inc. ..................                 6,136,000
     50,000   Lee Enterprises Inc. ...................                 1,443,750
     60,000   McClatchy Newspapers Inc., Cl. A .......                 2,111,250
    138,000   McGraw-Hill Companies Inc. .............                 8,771,625
    411,000   Media General Inc., Cl. A ..............                17,673,000
     85,000   Meredith Corp. .........................                 2,507,500
    132,000   New York Times Co., Cl. A ..............                 5,189,250
     14,000   News Corp. Ltd., ADR ...................                   784,875
    377,000   Penton Media Inc. ......................                10,367,500
     25,000   PRIMEDIA Inc.+ .........................                   409,375
    130,000   Pulitzer Inc. ..........................                 5,583,500
    140,000   Reader's Digest Association Inc., Cl. B                  4,418,750
     11,900   Scripps (E.W.) Co., Cl. A ..............                   642,600
    115,000   Thomas Nelson Inc. .....................                   941,563
    270,550   Tribune Co. ............................                11,802,744
                                                                     -----------
                                                                      80,428,282
                                                                     -----------
              REAL ESTATE -- 0.5%
    400,000   Catellus Development Corp.+ ............                 7,000,000
     48,000   Florida East Coast Industries Inc. .....                 1,968,000
     71,000   Griffin Land & Nurseries Inc.+ .........                   896,375
      3,961   HomeFed Corp.+ .........................                     2,377
                                                                     -----------
                                                                       9,866,752
                                                                     -----------


                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------
              RETAIL -- 2.2%
     41,000   Aaron Rents Inc. .......................               $   527,875
     20,000   Aaron Rents Inc., Cl. A ................                   302,500
    400,000   Albertson's Inc. .......................                 8,400,000
    592,800   AutoNation Inc.+ .......................                 3,556,800
    200,000   Blockbuster Inc., Cl. A ................                 1,762,500
    175,000   Burlington Coat Factory Warehouse Corp.                  2,504,688
     12,000   Coldwater Creek Inc.+ ..................                   324,000
     18,699   Delhaize America Inc., Cl. A ...........                   326,064
    140,000   Kroger Co.+ ............................                 3,158,750
    180,500   Lillian Vernon Corp. ...................                 1,759,875
    620,000   Neiman Marcus Group Inc., Cl. B+ .......                17,747,500
    870,000   Rite Aid Corp.+ ........................                 3,480,000
                                                                     -----------
                                                                      43,850,552
                                                                     -----------
              SATELLITE -- 0.4%
    175,099   General Motors Corp., Cl. H+ ...........                 6,510,181
     85,000   Globalstar Telecommunications Ltd.+ ....                   733,125
     75,000   Loral Space & Communications Ltd.+ .....                   459,375
                                                                     -----------
                                                                       7,702,681
                                                                     -----------
              SPECIALTY CHEMICALS -- 1.7%
     20,000   Bush Boake Allen Inc.+ .................                   956,250
     60,000   Dexter Corp. ...........................                 4,250,628
      5,000   du Pont de Nemours (E.I.) & Co. ........                   207,188
    440,000   Ferro Corp. ............................                 8,387,500
     30,000   Fuller (H.B.) Co. ......................                   862,500
    150,000   General Chemical Group Inc. ............                   140,625
    100,000   Great Lakes Chemical Corp. .............                 2,931,250
    180,000   Material Sciences Corp.+ ...............                 2,047,500
    630,000   Omnova Solutions Inc. ..................                 3,504,375
    230,000   Rohm & Haas Co. ........................                 6,684,375
     95,000   Sybron Chemicals Inc.+ .................                 3,295,313
                                                                     -----------
                                                                      33,267,504
                                                                     -----------
              TELECOMMUNICATIONS -- 7.4%
      7,500   Allegiance Telecom Inc.+ ...............                   279,375
    100,000   ALLTEL Corp. ...........................                 5,218,750
    470,000   AT&T Corp. .............................                13,806,250
    200,000   BCE Inc. ...............................                 4,675,000
     40,000   BellSouth Corp. ........................                 1,610,000
     13,500   Brasil Telecom Participacoes SA, ADR ...                   786,375
    210,000   Cable & Wireless plc, ADR ..............                 8,938,125
    575,000   CenturyTel Inc. ........................                15,668,750
    420,000   Citizens Communications Co. ............                 5,643,750
    325,665   Commonwealth Telephone Enterprises Inc.+                12,008,897
     32,600   Commonwealth Telephone
                Enterprises Inc., Cl. B+ .............                 1,312,150
     60,000   Embratel Participacoes SA, ADR+ ........                 1,110,000
     25,000   Global Crossing Ltd.+ ..................                   775,000
     22,045   Pacific Century CyberWorks Ltd., ADR+ ..                   242,495
     80,000   Qwest Communications International Inc.+                 3,845,000
    295,000   RCN Corp.+ .............................                 6,121,250
     10,000   Rogers Communications Inc., Cl. B+ .....                   236,935
    430,000   Rogers Communications Inc., Cl. B, ADR+                 10,185,625

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------

              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     135,000  SBC Communications Inc. ................            $    6,750,000
     160,000  Sprint Corp.+ ..........................                 4,690,000
      75,403  Tele Norte Leste Participacoes SA, ADR .                 1,724,844
     500,000  Telecom Italia SpA .....................                 5,312,202
     119,000  Telecom Italia SpA, ADR ................                12,495,000
      85,825  Telefonica SA, ADR .....................                 5,101,223
      20,000  Telefonos de Mexico SA, Cl. L, ADR .....                 1,063,750
      37,500  TELUS Corp. ............................                 1,009,384
      22,500  TELUS Corp., ADR .......................                   605,631
      12,500  TELUS Corp., Non-Voting ................                   324,831
      21,500  TELUS Corp., Non-Voting, ADR ...........                   558,709
     270,000  Verizon Communications .................                13,078,125
                                                                  --------------
                                                                     145,177,426
                                                                  --------------
              TRANSPORTATION -- 0.2%
      95,000  AMR Corp.+ .............................                 3,105,313
       4,000  Kansas City Southern Industries Inc. ...                    34,750
       3,000  Providence & Worcester Railroad Co. ....                    21,188
      35,000  Ryder System Inc. ......................                   645,313
                                                                  --------------
                                                                       3,806,564
                                                                  --------------
              WIRELESS COMMUNICATIONS -- 6.0%
      70,000  AT&T Wireless Group+ ...................                 1,461,250
      10,000  Leap Wireless International Inc.+ ......                   625,625
      91,994  Nextel Communications Inc., Cl. A+ .....                 4,300,720
      30,000  Price Communications Corp.+ ............                   586,875
     125,000  Rogers Wireless
                Communications Inc., Cl. B+ ..........                 3,796,875
     310,000  Sprint Corp. (PCS Group)+ ..............                10,869,375
       6,750  Tele Celular Sul Participacoes SA, ADR .                   202,500
      22,500  Tele Centro Oeste Celular
                Participacoes SA, ADR .............                      239,063
       1,350  Tele Leste Celular Participacoes SA, ADR                   54,422
       3,375  Tele Nordeste Celular Participacoes SA, ADR                158,625
       1,350  Tele Norte Celular Participacoes SA, ADR                    54,000
   1,800,000  Telecom Italia Mobile SpA ..............                14,549,433
      11,162  Telefonica SA, BDR+ ....................                   220,822
       3,375  Telemig Celular Participacoes SA, ADR ..                   178,664
     700,000  Telephone & Data Systems Inc. ..........                77,490,000
      27,000  Telesp Celular Participacoes SA, ADR ...                   889,313
      40,000  Teligent Inc., Cl. A+ ..................                   520,000
      27,000  Vodafone Group plc, ADR ................                   999,000
      14,000  VoiceStream Wireless Corp.+ ............                 1,624,875
      18,000  Winstar Communications Inc.+ ...........                   279,000
                                                                  --------------
                                                                     119,100,437
                                                                  --------------
              TOTAL COMMON STOCKS ....................             1,837,831,508
                                                                  --------------
              PREFERRED STOCKS -- 0.0%
              METALS AND MINING -- 0.0%
      15,000  Freeport-McMoRan Copper & Gold Inc.,
                7.00% Cv. Pfd. .......................                   187,500
                                                                  --------------
              TELECOMMUNICATIONS -- 0.0%
      13,000  Citizens Communications Co.,
                5.00% Cv. Pfd. .......................            $      705,250
                                                                  --------------
              WIRELESS COMMUNICATIONS -- 0.0%
   7,686,101  Telesp Celular Participacoes SA, Pfd.+ .                   100,816
                                                                  --------------
              TOTAL PREFERRED STOCKS .................                   993,566
                                                                  --------------
  PRINCIPAL
    AMOUNT
  ---------
              CORPORATE BONDS -- 0.0%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
 $ 1,200,000  Standard Motor Products Inc.,
                Sub. Deb. Cv.
                6.75%, 07/15/09 ......................                   618,000
                                                                  --------------
    SHARES
    -------
              WARRANTS -- 0.0%
              WIRELESS COMMUNICATIONS -- 0.0%
     768,610  Telesp Celular Participacoes SA ........                         8
       2,700  Telesp Celular Participacoes SA, ADR ...                         0
                                                                  --------------
              TOTAL WARRANTS .........................                         8
                                                                  --------------
  PRINCIPAL
    AMOUNT
  ---------
              U.S. GOVERNMENT OBLIGATIONS -- 6.7%
$133,754,000  U.S. Treasury Bills,
                6.13% to 6.29%++,
                due 10/12/00 to 12/28/00 .............               132,285,614
                                                                  --------------
              TOTAL INVESTMENTS -- 99.9%
                (Cost $1,258,175,666) ................             1,971,728,696
                                                                  ==============
              OTHER ASSETS AND
                LIABILITIES (NET)  -- 0.1% ...........                 1,257,210
                                                                  --------------
              NET ASSETS -- 100.0%
                (49,156,120 shares outstanding) ......            $1,972,985,906
                                                                  ==============



                                            SETTLEMENT            NET UNREALIZED
                                               DATE                APPRECIATION
--------------------------------------------------------------------------------
              FORWARD FOREIGN EXCHANGE CONTRACTS
 17,267,780(b)Deliver Hong Kong Dollars
                in exchange for
                USD 2,217,740                 08/03/01                   $ 7,258
                                                                         =======

------------------------
(a)   Security fair valued under procedures  established by Board of Trustees.
(b)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
BDR - Brazilian Depositary Receipt.
GDR - Global Depositary Receipt.
USD - U.S. Dollars.

               THE GABELLI ASSET FUND
                One Corporate Center
              Rye, New York 10580-1434
                    1-800-GABELLI
                   [1-800-422-3554]
                 FAX: 1-914-921-5118
               HTTP://WWW.GABELLI.COM
              E-MAIL: INFO@GABELLI.COM
  (Net Asset Value may be obtained daily by calling
           1-800-GABELLI after 6:00 P.M.)

                BOARD OF TRUSTEES
Mario J. Gabelli, CFA             Karl Otto Pohl
CHAIRMAN AND CHIEF                FORMER PRESIDENT
INVESTMENT OFFICER                DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana               Anthony R. Pustorino
FORMER SENIOR VICE PRESIDENT      CERTIFIED PUBLIC ACCOUNTANT
DOLLAR DRY DOCK SAVINGS BANK      PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita               Anthonie C. van Ekris
ATTORNEY-AT-LAW                   MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.         BALMAC INTERNATIONAL, INC.

James P. Conn                     Salvatore J. Zizza
FORMER CHIEF INVESTMENT OFFICER   CHAIRMAN
FINANCIAL SECURITY ASSURANCE      THE BETHLEHEM CORP.
HOLDINGS LTD.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.


           OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PORTFOLIO MANAGER               PRESIDENT AND TREASURER

James E. McKee
SECRETARY


                   DISTRIBUTOR
             Gabelli & Company, Inc.

  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
       State Street Bank and Trust Company

                  LEGAL COUNSEL
    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB405Q300SR

                                             [PHOTO OF MARIO J. GABELLI OMITTED]


                                        THE
                                        GABELLI
                                        ASSET
                                        FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000